     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 21, 1999

                                                     REGISTRATION NO.
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933
                            ------------------------

                         STANDARD MOTOR PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   NEW YORK, NEW YORK                                           11-1362020
            (STATE OR OTHER JURISDICTION OF                                  (I.R.S. EMPLOYER
             INCORPORATION OR ORGANIZATION)                                IDENTIFICATION NO.)

                            ------------------------
                            37-18 NORTHERN BOULEVARD
                        LONG ISLAND CITY, NEW YORK 11101
                                 (718) 392-0200
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------
                          LAWRENCE I. SILLS, PRESIDENT

                         STANDARD MOTOR PRODUCTS, INC.
                            37-18 NORTHERN BOULEVARD
                        LONG ISLAND CITY, NEW YORK 11101
                                 (718) 392-0200
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------
                                WITH COPIES TO:

                  BUD G. HOLMAN, ESQ.                                    KIRK A. DAVENPORT, ESQ.
                 BRIAN J. CALVEY, ESQ.                                       LATHAM & WATKINS
                KELLEY DRYE & WARREN LLP                               885 THIRD AVENUE, SUITE 1000
                    101 PARK AVENUE                                   NEW YORK, NEW YORK 10022-4802
                NEW YORK, NEW YORK 10178

                            ------------------------
    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as possible after the effective date of this registration statement.
    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]
    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [ ]
    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] (No. 333-79177)
    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
---------------
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------
                        CALCULATION OF REGISTRATION FEE

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                                                                  PROPOSED           PROPOSED MAXIMUM
      TITLE OF EACH CLASS OF             AMOUNT TO BE             MAXIMUM                AGGREGATE              AMOUNT OF
   SECURITIES TO BE REGISTERED            REGISTERED           OFFERING PRICE        OFFERING PRICE(1)       REGISTRATION FEE
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
6 3/4% Convertible Subordinated
  Debentures Due 2009.............       $13,750,000                100%                $13,750,000             $3,823.00
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Common stock, $2.00 par value.....           (2)                    N/A                     N/A                    N/A
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(1) Estimated in accordance with Rule 457 under the Securities Act of 1933, as amended, solely for purposes of computing the registration fee.
(2) Such indeterminate number of shares of the Company's common stock, par value
    $2.00 per share, as may be required for issuance upon conversion of the
    Convertible Debentures being registered hereunder. This registration statement also applies to rights under the Company's Rights Agreement, which are attached to and tradeable only with the shares of common stock registered hereby. No registration fees are required for such rights as they will be issued for no additional consideration.
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

The contents of the registration statement on Form S-3 (No. 333-79177) filed by Standard Motor Products, Inc. pursuant to the Securities Act of 1933, as amended, are hereby incorporated by reference in this Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Long Island City, State of New York, on July 21, 1999.

                                          STANDARD MOTOR PRODUCTS, INC.

                                          By: /s/ MICHAEL J. BAILEY
                                            ------------------------------------
                                              Michael J. Bailey
                                              Senior Vice President,
                                              Administration and Finance,
                                              Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE                                   TITLE                                           DATE
---------                                   -----                                           ----

*                                           President, Director and Chief Operating     July 21, 1999
------------------------------------------  Officer (Principal Executive Officer)
Lawrence I. Sills

/s/ MICHAEL J. BAILEY                       Senior Vice President, Administration       July 21, 1999
------------------------------------------  and Finance, Chief Financial Officer
Michael J. Bailey                           (Principal Financial Officer)

*                                           Director of Finance (Chief Accounting       July 21, 1999
------------------------------------------  Officer)
James J. Burke

*                                           Chairman, Director                          July 21, 1999
------------------------------------------
Nathaniel L. Sills

*                                           Director                                    July 21, 1999
------------------------------------------
Marilyn F. Cragin

*                                           Director                                    July 21, 1999
------------------------------------------
Arthur D. Davis

*                                           Director                                    July 21, 1999
------------------------------------------
Robert J. Swartz

*                                           Director                                    July 21, 1999
------------------------------------------
William H. Turner

*                                           Director                                    July 21, 1999
------------------------------------------
Susan F. Davis

*                                           Director                                    July 21, 1999
------------------------------------------
Robert M. Gerrity

SIGNATURE                                   TITLE                                           DATE
---------                                   -----                                           ----
*                                           Director                                    July 21, 1999
------------------------------------------
John L. Kelsey

*                                           Director                                    July 21, 1999
------------------------------------------
Andrew M. Massimilla

*                                           Director                                    July 21, 1999
------------------------------------------
Arthur S. Sills

By: /s/ MICHAEL J. BAILEY
-----------------------------------------
    Michael J. Bailey,
    Attorney-in-Fact

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
1         Form of Underwriting Agreement among Standard Motor
          Products, Inc. and Goldman Sachs & Co. and Morgan Stanley &
          Co. Incorporated as representatives of the several
          underwriters (incorporated by reference to Exhibit 1 to
          Amendment No. 2 to the Registration Statement on Form S-3
          (333-79177) filed on July 20, 1999)
2.1       Asset Exchange Agreement dated as of March 28, 1998 among
          SMP Motor Products, LTD., Standard Motor Products, Inc.,
          Cooper Industries (Canada) Inc., Moog Automotive Company and
          Moog Automotive Products, Inc. (incorporated by reference to
          Exhibit 2.1 of Registrant's Current Report on Form 8-K dated
          March 28, 1998)
3.1       Restated Certificate of Incorporation, dated July 31, 1990
          (incorporated by reference to Exhibit 4.2 of Registrant's
          Report on Form S-8 dated May 1, 1998 (333-51565))
3.2       Certificate of Amendment to the Certificate of
          Incorporation, dated February 15, 1996 (incorporated by
          reference to Exhibit 4.3 of Registrant's Report on Form S-8 dated May 1, 1998 (333-51565))
3.3       Restated By-Laws dated May 23, 1996 (incorporated by
          reference to Exhibit 3.4 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996)
4.1       Form of Subordinated Debenture Indenture (including form of convertible debenture) (incorporated by reference to Exhibit
          4.1 to Amendment No. 2 to the Registration Statement on Form
          S-3 (333-79177) filed on July 20, 1999)
4.2       Registration of Preferred Share Purchase Rights
          (incorporated by reference to Registrant's Report on Form
          8-A dated February 29, 1996)
5         Opinion of Kelley Drye & Warren LLP, special counsel to
          Standard Motor Products, Inc.
10.1      Note Purchase Agreement dated October 15, 1989 between the
          Registrant and the American United Life Insurance Company,
          the General American Life Insurance Company, the
          Jefferson-Pilot Life Insurance Company, the Ohio National
          Life Insurance Company, the Crown Insurance Company, the
          Great-West Life Assurance Company, the Guarantee Mutual Life
          Company, the Security Mutual Life Insurance Company of
          Lincoln, Nebraska, and the Woodmen Accident and Life Company
          (incorporated by reference to Exhibit 10.1 to Amendment No.
          1 to the Registration Statement on Form S-3 (333-79177)
          filed on July 9, 1999)
10.2      Note Agreement of November 15, 1992 between the Registrant and Kemper Investors Life Insurance Company, Federal Kemper
          Life Assurance Company, Lumbermens Mutual Casualty Company,
          Fidelity Life Association, American Motorists Insurance
          Company, American Manufacturers Mutual Insurance Company,
          Allstate Life Insurance Company, Teachers Insurance &
          Annuity Association of America, and Phoenix Home Life Mutual
          Insurance Company (incorporated by reference to Exhibit 10.2 to Amendment No. 1 to the Registration Statement on Form S-3
          (333-79177) filed on July 9, 1999)
10.3      Employee Stock Ownership Plan and Trust dated January 1,
          1989 (incorporated by reference to Exhibit 10.3 to Amendment
          No. 2 to the Registration Statement on Form S-3 (333-79177)
          filed on July 20, 1999)
10.4      Supplemental Executive Retirement Plan dated August 15, 1994
          (incorporated by reference to Exhibit A of Registrant's
          Annual Report on Form 10-K for the year ended December 31,
          1994)
10.5      1994 Omnibus Stock Option Plan of Standard Motor Products,
          Inc., as amended (incorporated by reference to Exhibit 4.1 of Registrant's Registration Statement on Form S-8 dated May
          1, 1998 (333-51565))

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
10.6      Note Purchase Agreement dated December 1, 1995 between the
          Registrant and Metropolitan Life Insurance Company, the
          Travelers Insurance Company Connecticut Life Insurance
          Company, CIGNA Property and Casualty Insurance Company, Life
          Insurance Company of North America and American United Life
          Insurance Company (incorporated by reference to Exhibit 10 of Registrant's Annual Report on Form 10-K for the year
          ended December 31, 1995)
10.7      Limited Waiver and First Amendment to Note Agreement, dated as of September 30, 1996, amending the Note Agreement
          between the Registrant and Principal Mutual Life Insurance
          Company, Allstate Life Insurance Company, Teachers Insurance
          and Annuity Association of America and Phoenix Home Life
          Mutual Insurance Company dated November 15, 1992
          (incorporated by reference to Exhibit 10.15 of Registrant's
          Annual Report on Form 10-K for the year ended December 31,
          1996)
10.8      Limited Waiver and Second Amendment to Note Agreement, dated as of November 22, 1996, amending the Note Agreement between the Registrant and Principal Mutual Life Insurance Company,
          Allstate Life Insurance Company, Teachers Insurance and
          Annuity Association of America, and Phoenix Home Life Mutual
          Insurance Company with amendment dated September 30, 1996, dated November 15, 1992 (incorporated by reference to
          Exhibit 10.16 of Registrant's annual report on Form 10-K for the year ended December 31, 1996)
10.9      Independent Directors' Stock Option Plan of Standard Motors
          Products, Inc. (incorporated by reference to Exhibit 10.17 of Registrant's Annual Report on Form 10-K for the year
          ended December 31, 1996)
10.10     Override and Amendment Agreement of March 27, 1998 amending the Note Agreement between the Registrant and the American
          United Life Insurance Company, the Great American Life
          Insurance Company, the Jefferson-Pilot Life Insurance
          Company, the Ohio National Life Insurance Company, the Crown
          Insurance Company, the Great-West Life Insurance Company,
          the Security Mutual Life Insurance Company, Woodmen Accident
          and Life Insurance Company and Nomura Holding America, Inc.
          dated October 15, 1989 (incorporated by reference to Exhibit
          10.17 of Registrant's Current Report on Form 8-K dated March
          28, 1998)
10.11     Override and Amendment Agreement of March 27, 1998 amending the Note Agreement between the Registrant and Kemper
          Investors Life Insurance Company, Federal Kemper Life
          Assurance Company, Lumbermens Mutual Casualty Company,
          Fidelity Life Association, American Motorists Insurance
          Company, American Manufacturers Mutual Insurance Company,
          Allstate Life Insurance Company, Teachers Insurance &
          Annuity Association of America, and Phoenix Home Life Mutual
          Insurance Company dated November 15, 1992 (incorporated by reference to Exhibit 10.18 of Registrant's Current Report on
          Form 8-K dated March 28, 1998)
10.12     Override and Amendment Agreement of March 27, 1998 amending the Note Agreement between the Registrant and Metropolitan
          Life Insurance Company, the Travelers Insurance Company,
          Connecticut Life Insurance Company, CIGNA Property and
          Casualty Insurance Company, Life Insurance Company of North
          America and American United Life Insurance Company dated
          December 1, 1995 (incorporated by reference to Exhibit 10.19 of Registrant's Current Report on Form 8-K dated March 28,
          1998)
10.13     Credit Agreement dated November 30, 1998 among Registrant,
          Chase Manhattan Bank and Canadian Imperial Bank of Commerce
          (incorporated by reference to Exhibit 10.17 to Registrant's
          Annual Report on Form 10-K for the year ended December 31,
          1998)

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
10.14     Form of First Amendment, dated as of December 8, 1998, to
          the Credit Agreement, dated as of November 30, 1998, among
          Standard Motor Products, Inc., the Lenders party thereto,
          The Chase Manhattan Bank and Canadian Imperial Bank of
          Commerce (incorporated by reference to Exhibit 10.14 to
          Amendment No. 2 to the Registration Statement on Form S-3
          (333-79177) filed on July 20, 1999).
10.15     Form of Second Amendment, dated as of July 16, 1999, to the
          Credit Agreement, dated as of November 30, 1998, among
          Standard Motor Products, Inc., the Lenders party thereto,
          The Chase Manhattan Bank and Canadian Imperial Bank of
          Commerce (incorporated by reference to Exhibit 10.15 to
          Amendment No. 2 to the Registration Statement on Form S-3
          (333-79177) filed on July 20, 1999).
12        Statement relating to Computation of Ratios (incorporated by reference to Exhibit 12 to the Registration Statement on
          Form S-3 (333-79177) filed on May 24, 1999)
23.1      Consent of KPMG LLP, Independent Auditors
23.2      Consent of Kelley Drye & Warren LLP (contained in their
          opinion filed as Exhibit 5 hereto)
24        Powers of Attorney of Directors and Certain Officers of
          Standard Motor Products, Inc. (incorporated by reference to
          Exhibit 24 to the Registration Statement on Form S-3
          (333-79177) filed on May 24, 1999)
25        Statement of Eligibility of the Trustee (incorporated by
          reference to Exhibit 25 to Amendment No. 2 to the
          Registration Statement on Form S-3 (333-79177) filed on July
          20, 1999)
27        Financial Data Schedule for 1998 (incorporated by reference to Exhibit 27 to Registrant's Annual Report on Form 10-K for
          the year ended December 31, 1998).